EXHIBIT 99
Atlantic City Electric Company December 17, 2003 Securitized Products Group

New ABS Lead-Managed Transaction

Computational Materials

Atlantic City Electric Transition Funding LLC,

Issuer of the Transition Bonds

$152,000,000

Transition Bonds, Series 2003-1

Atlantic City Electric Company

Seller and Servicer

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

Atlantic City Electric Company December 17, 2003 Securitized Products Group
Atlantic City Electric Transition Funding LLC $152,000,000 Transition Bonds, Series 2003-1 Transaction Highlights
Anticipated Transition Bond Structure

Class	Size ($MM)	Tranche Type	Expected Ratings (Moody's/S&P/Fitch)	Fixed/ Floating	Expected Average Life (Years)	Payment Window (Mo/Yr)	Scheduled Final	Legal Final
A-1	46.0	Sequential	Aaa/AAA/AAA	Fixed	2.97	10/04-7/09	7/20/09	7/20/11
A-2	52.0	Sequential	Aaa/AAA/AAA	Fixed	8.24	7/09-10/14	10/20/14	10/20/16
A-3	54.0	Sequential	Aaa/AAA/AAA	Fixed	12.90	10/14-10/18	10/20/18	10/20/20

Issuer	Atlantic City Electric Transition Funding LLC
Seller / Servicer	Atlantic City Electric Company ("ACE")
Trustee	Bank of New York
Lead Manager	Morgan Stanley
Co-Managers	Banc of America Securities, Banc One Capital Markets, Credit Suisse First Boston, Fleet Securities, SunTrust Capital Markets, and Wachovia Securities
Financial Advisor to the BPU	Bear, Stearns & Co. Inc.
Expected Pricing	Week of December 15, 2003
Expected Settlement	December 23, 2003
Interest/Principal Payments	Quarterly on the 20th day of January, April, July and October
First Interest/Principal Payment	October 20, 2004
Day Count Basis	30/360

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

2

Atlantic City Electric Company December 17, 2003 Securitized Products Group
Credit Enhancement	1.

Mandatory true-up mechanism: enables Transition Bond Charges ("TBCs") to be adjusted to cover scheduled debt service, pay expenses, fund the overcollateralization subaccount and replenish the capital subaccount

	2.	Capital subaccount: upfront deposit of 0.5% of initial aggregate principal balance, corresponding to $760,000
	3.	Overcollateralization subaccount: 0.5% of initial aggregate principal balance, initially $0 and funded ratably over life of Transition Bonds to reach an aggregate balance of $760,000
4.

Reserve subaccount: any collections in excess of the amounts necessary to pay fees and expenses, scheduled interest and principal, and fund the capital subaccount and the overcollateralization subaccount to its required levels

True-Up Adjustments	Frequency	Period
	Yearly Quarterly	October 2004 - October 2017 October 2017 - October 2018

The BPU order also gives ACE, as servicer, the ability to apply for quarterly true-ups over the life of the transaction, and to file for monthly true-ups beginning two years before the expected maturity of the last class of transition bonds

Optional non-routine true-ups are also allowed to modify the true-up methodology to more accurately project and generate adequate revenues

Optional Clean-up Call	5% of initial total principal balance
ERISA Eligibility	Subject to applicable ERISA exemptions
Min. Denomination	$1,000
Use of Proceeds	Refinance or retire a portion of its debt or equity, or both

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

3

Atlantic City Electric Company December 17, 2003 Securitized Products Group
Scheduled Amortization Projected Securitization Bond Amortization Schedule and Decrement Table to Maturity

Payment Date	Class A-1 ($)	Class A-2 ($)	Class A-3 ($)
12/23/2003	46,000,000	52,000,000	54,000,000
10/20/2004	39,359,305	52,000,000	54,000,000
01/20/2005	36,992,574	52,000,000	54,000,000
04/20/2005	35,182,991	52,000,000	54,000,000
07/20/2005	33,613,320	52,000,000	54,000,000
10/20/2005	31,280,217	52,000,000	54,000,000
01/20/2006	29,286,569	52,000,000	54,000,000
04/20/2006	27,301,275	52,000,000	54,000,000
07/20/2006	25,540,136	52,000,000	54,000,000
10/20/2006	22,974,188	52,000,000	54,000,000
01/20/2007	20,870,898	52,000,000	54,000,000
04/20/2007	18,842,623	52,000,000	54,000,000
07/20/2007	17,039,225	52,000,000	54,000,000
10/20/2007	14,427,339	52,000,000	54,000,000
01/20/2008	12,266,994	52,000,000	54,000,000
04/20/2008	10,178,774	52,000,000	54,000,000
07/20/2008	8,314,310	52,000,000	54,000,000
10/20/2008	5,633,531	52,000,000	54,000,000
01/20/2009	3,525,100	52,000,000	54,000,000
04/20/2009	1,431,109	52,000,000	54,000,000
07/20/2009	-	51,322,822	54,000,000
10/20/2009		48,584,749	54,000,000
01/20/2010		46,263,512	54,000,000
04/20/2010		44,081,538	54,000,000
07/20/2010		41,934,950	54,000,000
10/20/2010		39,163,259	54,000,000
01/20/2011		36,756,714	54,000,000
04/20/2011		34,462,263	54,000,000
07/20/2011		32,200,951	54,000,000
10/20/2011		29,312,058	54,000,000

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

4

Atlantic City Electric Company December 17, 2003 Securitized Products Group

Payment Date	Class A-1 ($)	Class A-2 ($)	Class A-3 ($)
01/20/2012		26,792,671	54,000,000
04/20/2012		24,387,011	54,000,000
07/20/2012		22,013,352	54,000,000
10/20/2012		19,010,980	54,000,000
01/20/2013		16,376,214	54,000,000
04/20/2013		13,853,559	54,000,000
07/20/2013		11,361,579	54,000,000
10/20/2013		8,239,544	54,000,000
01/20/2014		5,483,841	54,000,000
04/20/2014		2,838,927	54,000,000
07/20/2014		223,316	54,000,000
10/20/2014		-	50,976,265
01/20/2015			48,089,600
04/20/2015			45,307,918
07/20/2015			42,549,833
10/20/2015			39,154,571
01/20/2016			36,117,474
04/20/2016			33,183,447
07/20/2016			30,271,079
10/20/2016			26,719,570
01/20/2017			23,524,237
04/20/2017			20,429,961
07/20/2017			17,355,305
10/20/2017			13,639,442
01/20/2018			10,297,629
04/20/2018			7,065,720
07/20/2018			3,851,645
10/20/2018			-

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

5

Atlantic City Electric Company December 17, 2003 Securitized Products Group

Scheduled Amortization Decrement Table to Maturity
Payment Date	Class A-1 (%)	Class A-2 (%)	Class A-3 (%)
12/23/2003	100	100	100
10/20/2004	86	100	100
01/20/2005	80	100	100
04/20/2005	76	100	100
07/20/2005	73	100	100
10/20/2005	68	100	100
01/20/2006	64	100	100
04/20/2006	59	100	100
07/20/2006	56	100	100
10/20/2006	50	100	100
01/20/2007	45	100	100
04/20/2007	41	100	100
07/20/2007	37	100	100
10/20/2007	31	100	100
01/20/2008	27	100	100
04/20/2008	22	100	100
07/20/2008	18	100	100
10/20/2008	12	100	100
01/20/2009	8	100	100
04/20/2009	3	100	100
07/20/2009	-	99	100
10/20/2009		93	100
01/20/2010		89	100
04/20/2010		85	100
07/20/2010		81	100
10/20/2010		75	100
01/20/2011		71	100
04/20/2011		66	100
07/20/2011		62	100
10/20/2011		56	100

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

6

Atlantic City Electric Company December 17, 2003 Securitized Products Group

Payment Date	Class A-1 (%)	Class A-2 (%)	Class A-3 (%)
01/20/2012		52	100
04/20/2012		47	100
07/20/2012		42	100
10/20/2012		37	100
01/20/2013		31	100
04/20/2013		27	100
07/20/2013		22	100
10/20/2013		16	100
01/20/2014		11	100
04/20/2014		5	100
07/20/2014		-	100
10/20/2014			94
01/20/2015			89
04/20/2015			84
07/20/2015			79
10/20/2015			73
01/20/2016			67
04/20/2016			61
07/20/2016			56
10/20/2016			49
01/20/2017			44
04/20/2017			38
07/20/2017			32
10/20/2017			25
01/20/2018			19
04/20/2018			13
07/20/2018			7
10/20/2018			-

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

7

Atlantic City Electric Company December 17, 2003 Securitized Products Group

Average Life Sensitivity

The following table highlights the sensitivity of the average life (in years) of the various tranches to decreases in forecasted energy consumption. There can be no assurance that the weighted average lives of the transition bonds will be as shown in this table.

	Targeted	Annual Declines in Forecasted Energy Consumption
Class	Avg. Life	(5)%	(10)%	(15)%
A-1	2.97	2.97	3.03	3.13
A-2	8.24	8.24	8.29	8.38
A-3	12.90	12.90	12.92	12.97

For the purposes of preparing this table, we have assumed, among other things, that:
•	The Series 2003-1 bonds are issued on December 23, 2003
•	Payments on the Series 2003-1 bonds are made on each payment date, commencing on October 20, 2004
•

The aggregate per annum servicing fee for the Series 2002-1 bonds and the Series 2003-1 bonds equals 0.10% of the aggregate initial principal balance of the Series 2002-1 bonds and the Series 2003-1 bonds, payable monthly

•	There are no net earnings on amounts on deposit in the collection account
•

Per annum operating expenses for the Series 2003-1 bonds and the Series 2002-1 bonds, including all fees, costs and charges of the issuer, the trustee, the administrator and the independent managers, equals $400,000 in the aggregate, accruing in 12 equal monthly payments

•	All transition bond charge collections are received in accordance with ACE's forecasts and deposited in the collection account

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

8

Atlantic City Electric Company December 17, 2003 Securitized Products Group
•

The forecast error stays constant over the life of the transition bonds and is equal to 5%, 10% or 15% below the initial forecasted energy consumption each year as stated in the table above. The servicer will true up the transition bond charge so as to ensure the billing of transition bond charges necessary to generate the collection of amounts sufficient to (a) pay ongoing fees and expenses, (b) timely provide for all scheduled payments of principal and interest, (c) fund the capital and overcollateralization subaccounts to their required levels, and (d) return, if necessary, the reserve subaccount to a zero balance by the related payment date

•	Periodic annual standard true-ups occur on a transaction year basis
•	Quarterly standard true-ups occur one year before the expected final payment date of the last class of the Series 2003-1 bonds
•	No nonstandard true-ups have been modeled
•	No optional redemption has been exercised

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

9